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                                                                    Exhibit 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report, dated March 13, 2002, included in this Form 10-K, into Alloy, Inc.'s previously filed Registration Statements File Nos. 333-90681, 333-39416, 333-43888, 333-76490, 333-73166, 333-66658, 333-83358, 333-81648 and 333-48372.



                             /s/ ARTHUR ANDERSEN LLP


New York, New York
May 1, 2002